POWER OF ATTORNEY

The undersigned directors and officers of Kemper Investors Life Insurance Company, an Illinois corporation, hereby constitute and appoint Pascale Fortmann, Diane C. Davis, Richard W. Mathes, and Steven H. Sparks, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to Registration Statements under the Securities Act of 1933 and under the Investment Company Act of 1940 listed below with respect to the variable annuity contracts issued or to be issued through the KILICO Variable Annuity Separate Account: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, and all applications for any exemption from the federal securities laws, each of said attorneys-in-fact and agents and him, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS

Registrant Name	File Nos.
KILICO Variable Annuity Separate Account	2-72671 / 811- 3199

[Remainder of page intentionally blank; signature on next page]

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date set forth below.

NAME	TITLE	DATE

Pascale Fortmann	Chief Executive Officer and Director	April __, 2007

Diane C. Davis	President, Chief Operations Officer and Director (Principal Executive Officer)	April __, 2007

Steven H. Sparks	Assistant Vice President, Controller, and Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April __, 2007

Novian Junus	Chief Actuary	April __, 2007

/s/ David A. Bowers David A. Bowers	Director	April 27, 2007

Kevin D. Cannell	Director	April __, 2007

Richard J. Hauser	Director	April __, 2007

POWER OF ATTORNEY

The undersigned directors and officers of Kemper Investors Life Insurance Company, an Illinois corporation, hereby constitute and appoint Pascale Fortmann, Diane C. Davis, Richard W. Mathes, and Steven H. Sparks, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to Registration Statements under the Securities Act of 1933 and under the Investment Company Act of 1940 listed below with respect to the variable annuity contracts issued or to be issued through the KILICO Variable Annuity Separate Account: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, and all applications for any exemption from the federal securities laws, each of said attorneys-in-fact and agents and him, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS

Registrant Name	File Nos.
KILICO Variable Annuity Separate Account	2-72671 / 811- 3199

[Remainder of page intentionally blank; signature on next page]

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date set forth below.

NAME	TITLE	DATE

Pascale Fortmann	Chief Executive Officer and Director	April __, 2007

/s/ Diane C. Davis Diane C. Davis	President, Chief Operations Officer and Director (Principal Executive Officer)	April 27, 2007

/s/ Steven H. Sparks Steven H. Sparks	Assistant Vice President, Controller, and Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 27, 2007

Novian Junus	Chief Actuary	April __, 2007

David A. Bowers	Director	April __, 2007

Kevin D. Cannell	Director	April __, 2007

Richard J. Hauser	Director	April __, 2007

POWER OF ATTORNEY

The undersigned directors and officers of Kemper Investors Life Insurance Company, an Illinois corporation, hereby constitute and appoint Pascale Fortmann, Diane C. Davis, Richard W. Mathes, and Steven H. Sparks, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to Registration Statements under the Securities Act of 1933 and under the Investment Company Act of 1940 listed below with respect to the variable annuity contracts issued or to be issued through the KILICO Variable Annuity Separate Account: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, and all applications for any exemption from the federal securities laws, each of said attorneys-in-fact and agents and him, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS

Registrant Name	File Nos.
KILICO Variable Annuity Separate Account	2-72671 / 811- 3199

[Remainder of page intentionally blank; signature on next page]

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date set forth below.

NAME	TITLE	DATE

Pascale Fortmann	Chief Executive Officer and Director	April __, 2007

Diane C. Davis	President, Chief Operations Officer and Director (Principal Executive Officer)	April __, 2007

Steven H. Sparks	Assistant Vice President, Controller, and Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April __, 2007

Novian Junus	Chief Actuary	April __, 2007

David A. Bowers	Director	April __, 2007

Kevin D. Cannell	Director	April __, 2007

/s/ Richard J. Hauser Richard J. Hauser	Director	April 27, 2007

POWER OF ATTORNEY

The undersigned directors and officers of Kemper Investors Life Insurance Company, an Illinois corporation, hereby constitute and appoint Pascale Fortmann, Diane C. Davis, Richard W. Mathes, and Steven H. Sparks, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to Registration Statements under the Securities Act of 1933 and under the Investment Company Act of 1940 listed below with respect to the variable annuity contracts issued or to be issued through the KILICO Variable Annuity Separate Account: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, and all applications for any exemption from the federal securities laws, each of said attorneys-in-fact and agents and him, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS

Registrant Name	File Nos.
KILICO Variable Annuity Separate Account	2-72671 / 811- 3199

[Remainder of page intentionally blank; signature on next page]

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date set forth below.

NAME	TITLE	DATE

/s/ Pascale Fortmann Pascale Fortmann	Chief Executive Officer and Director	April 27, 2007

Diane C. Davis	President, Chief Operations Officer and Director (Principal Executive Officer)	April __, 2007

Steven H. Sparks	Assistant Vice President, Controller, and Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April __, 2007

Novian Junus	Chief Actuary	April __, 2007

David A. Bowers	Director	April __, 2007

Kevin D. Cannell	Director	April __, 2007

Richard J. Hauser	Director	April __, 2007